Exhibit 10.1

AMENDMENT AGREEMENT

TO MASTER DISTRIBUTION AGREEMENT

This Amendment Agreement (this “Amendment”), dated the latter of the two dates under the signatures below (the “Amendment Effective Date”), is entered into between ARAMARK Food and Support Services Group, Inc. (“ARAMARK”) and Sysco Corporation (“Sysco”) and amends that certain Master Distribution Agreement, dated as of November 25, 2006, as amended to date (the “Agreement”), between the parties. All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The end of the term of the Agreement specified in Section 7 of the Agreement is extended from November 30, 2010 to March 31, 2011.

2.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute but one and the same instrument. Delivery of a signature page of this Amendment signed by one party by telecopy to the other parties shall be effective as delivery of a manually executed signature page.

3.	Except as expressly modified by, or inconsistent with, the terms of this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

SYSCO CORPORATION		ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	/s/ Richard E. Abbey	By:	/s/ John M. Orobono
Printed:	Richard E. Abbey	Printed:	John M. Orobono
Title:	Vice President, Contract Sales	Title:	Sr. V.P. Sales
Date:	October 14, 2010	Date:	10-14-10

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